("Elcom" or the "Company")

Publication of audited accounts

NORWOOD,  MA, June 26,  2007 - Elcom  International,  Inc.  ("Elcom"  or the  "Company")  (PINKSHEETS:
ELCO),  a leading  international  provider  of  Commerce  Process  Management  solutions  for  buyers, suppliers and commerce  communities,  today  announces  that due to ongoing delays with the completion
of  the  Company's   audit  for  the  year  ended  December  31,  2006  as  referred  to  in  previous announcements,  the Company  does not expect to be able to publish its  audited  annual  results by 29
June 2007.  As a result of being unable to publish its annual  audited  accounts  within the timeframe required by the AIM Rules,  trading in the Company's  shares on AIM will be suspended  with  immediate effect.  A further  announcement  will be made by the Company when it has a clearer  expectation as to when the audited accounts will be published.

About Elcom International, Inc.

Elcom International,  Inc. (PINKSHEETS:ELCO),  is a leading international provider of Commerce Process
Management  solutions for buyers,  suppliers and commerce  communities.  Commerce  Process  Management refers to the ability to  effectively  manage the  large-scale  exchange of goods and services,  using information technology and best practices,  between different  organizations,  including the purchase, sale,  exchange of commodities  and services and their receipt and payment in one seamless  end-to-end integrated  process.  Beyond the current generation of "On Demand" solutions  available in the market,
Commerce  Process  Management  Solutions  provided by Elcom offer true value for money by  eliminating the burden and cost of in-house  programming,  IT infrastructure and ongoing system  management.  More information is available from Elcom's website at: www.elcom.com

STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT

Except for the historical  information  contained herein,  the matters discussed in this press release could include  forward-looking  statements or information.  All  statements,  other than statements of historical  fact,  including,  without  limitation,  those with respect to the  Company's  objectives, plans and  strategies  set forth herein and those  preceded by or that  include the words  "believes",
"expects", "targets", "intends",  "anticipates",  "plans", or similar expressions, are forward-looking statements.  Although the Company  believes that such  forward-looking  statements are reasonable,  it
can  give  no  assurance  that  the  Company's   expectations   are,  or  will  be,   correct.   These
forward-looking  statements  involve  a number  of risks  and  uncertainties  which  could  cause  the
Company's future results to differ  materially from those  anticipated,  including:  (i) the necessity for the  Company to  control  its  expenses  as well as to  generate  incremental,  ongoing  operating revenues and whether this objective can be met given the overall  marketplace and clients'  acceptance and usage of eCommerce software systems,  eProcurement and eMarketplace  solutions including corporate demand therefore,  the impact of competitive  technologies,  products and pricing,  particularly given the substantially  larger size and scale of certain  competitors and potential  competitors;  (ii) the consequent  results of operations  given the  aforementioned  factors;  and (iii) the necessity of the
Company to achieve profitable  operations within the constraints of its existing resources,  and if it can not, the  availability  of incremental  capital  funding to the Company,  particularly in light of the audit opinion from the Company's  independent  registered  public accounting firm in the Company's
2005 Annual  Report on Form  10-KSB,  as amended,  and other risks  detailed  from time to time in its
March 31,  June 30, and  September  30,  2006  Quarterly  Reports on Form  10-QSB and in its other SEC reports  and  statements,  including  particularly  the  Company's  "Risk  Factors"  contained  in the prospectus  included as part of the  Company's  Registration  Statement  on Form S-3 filed on June 21,
2002. The Company  assumes no obligation to update any of the  information  contained or referenced in this press release.

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